DATED 2016

DIRACT PTY LTD ATF DIRACT PNG TRUST

 (DPT)

  - and -

KIBUSH CAPITAL CORPORATION

 (Kibush)

- and -

PARADISE GARDENS DEVELOPMENT (PNG) LTD

 (the Company)

 - and -

AQUA MINING (PNG) LTD

 (Aqua)

 - and -

ELIOT SILMAN

 (Silman)

  and -

DAVID BERNARD

 (Bernard)

 and -

WARREN SHEPPARD

 (Shephard)

 - and -

TZVI AINSWORTH

 (Ainsworth)

AGREEMENT AND RELEASE

ROCKMAN & ROCKMAN

SOLICITORS

LEVEL 11,

313 LA TROBE STREET, MELBOURNE

TEL: (03) 9642 4442

FAX (03) 9642 4449

DX: 150 MELBOURNE

REF: RR: tw 26648

THIS DEED made the 27 day of September 2016

BETWEEN:

DIRACT PTY LTD ATF DIRACT PNG TRUST
of 635 Glenhuntly Road, Caulfield South 3162 Australia

 (DPT)

- and -

KIBUSH CAPITAL CORPORATION
of 5635N Scotsdale Road, Suite 130, Scotsdale, Arizona 85250 USA

 (Kibush)

- and -

PARADISE GARDENS DEVELOPMENT (PNG) LTD
Cl- BDO, Section 15, Lot 15 Bernal Street, Port Moresby 121,

National Capital District, Papua New Guinea

(the Company)

 - and -

AQUA MINING (PNG) LIMITED

 of Section 355, Allotment 22, Gerehu,

National Capital District, Papua New Guinea

(Aqua)

- and -

ELIOT SILMAN

of 635 Glenhuntly Road, Caulfield South 3162, Australia

(Silman)

- and -

DAVID BERNARD

of 3/25 Fallon Street, Caulfield South 3162, Australia

(Bernard)

 - and -

WARREN SHEPPARD

of 7 Sarah Crescent, Templestowe 3106, Australia

 (Shephard)

- and -

TZVI AINSWORTH

 of -Unit 3, 18 Blanche Street, Elsternwick 3185, Australia

(Ainsworth)

RECITALS:

A.	The Company is a timber logging and milling company in Papua New Guinea.

B.	Diract is the sole shareholder in the Company holding 10,000 ordinary shares.

C.	Silman is a director of Diract and Bernard and he are directors of the Company.

D.	Kibush is a company that entered into a Share Sale Agreement on the 15th May 2015 with Direct to purchase 90% of Diract’s shares in the Company.

E.	Kibush entered into a further Management Support Agreement with Direct and the Company on the 11th June 2015 in relation to the operation of the Company’s business.

F.	Sheppard is a Director of Kibush. Ainsworth is a consultant to Kibush.

G.	Aqua is a related entity to Kibush

H.	Differences have arisen between Direct, the Company and Kibush as to their respective rights, duties and obligations under the Management Support Agreement and Sale of Share Agreement

I.	Direct, the Company and Kibush have agreed to resolve their differences on the terms and conditions hereinafter appearing and the other parties have agreed to join into this Agreement with a view to facilitating finalisation of the disputes between Direct and Kibush.

NOW THIS DEED WITNESSETH as follows:

1.	In consideration of the sum of ($A26,250.00) (the Settlement Sum) to be paid by Aqua to Direct on the signing hereof Direct will transfer to Aqua all its rights title interest in and to its 10,000 ordinary shares in the Company whereupon the rights duties and obligations of the parties pursuant to the Management Support Agreement and Share Sale Agreement shall cease.

2.	Simultaneous with the payment of the Settlement Sum Direct shall hand Aqua duly executed:

2.1	Resignations of Eliot Silman and David Bernard as Directors of the Company; and

2.2	Share Transfer from Direct to Aqua of Direct’s 10,000 ordinary shares in the Company.

3.	Kibush and Aqua acknowledge that Kibush has managed the affairs of the Company since June 2015 and the Directors of the Company have had no involvement in the management of the Company. Kibush and Aqua are aware and acknowledge that the Company is indebted to IRC (the Papua New Guinea Taxation Office) for a substantial sum in relation to GST and PAYG tax and accepts that it is the responsibility of the Company to pay same.

4.	Aqua acknowledges that Direct makes no representations as to the validity of the Company’s licences nor the working condition of the Company’s assets including, but not limited to, plant, equipment, goods and chattels.

5.	In consideration of these presents Kibush, Aqua, the Company, Sheppard and Ainsworth jointly and severally: -

5.1	release and forever discharge Direct, Silman and Bernard from all actions, suits, causes of action, claims, demands, debts and liabilities whatsoever which the Company or any of its creditors, employees, agents, contractors or invitees now has or at any time hereafter may have but for the execution of this Deed could or might have had against Diract and/or Silman and/or Bernard with respect to the affairs of the Company or any matter or thing arising thereout or relating thereto.

5.2	undertake that they will at all times hereafter well and sufficiently indemnify the Company, Silman and Bernard and keep the Company, Silman and Bernard indemnified against all actions, suits, causes of action, claims, demands, debts and liabilities of which the Company or any of its creditors, customers, contractors or invitees now has or at any time hereafter may have but for the execution of this Deed could or might have had against Direct and/or Silman and/or Bernard in respect of the Company’s affairs.

6.	Each of the parties mutually release and discharge each other from all actions, suits, causes of action, claims, demands, debts and liabilities whatsoever which they now have or at any time hereafter may have or but for the execution of this Deed could or might have had against each other in respect of the Share Sale Agreement and the Management Support Agreement or any other matter or thing arising thereout or relating thereto.

7.	The terms of this Deed are confidential. The parties in this Deed promise to keep the terms of this Deed confidential and only to make or permit such disclosure to their legal, accounting advisors, insurers, Australian Taxation Office or Papua New Guinea Taxation Office as is reasonable in the circumstances or to any other party as required by law.

8.	The releases set out in paragraph 5 may be pleaded in bar to any claims, actions or suits of the nature described in that clause.

9.	Each party will take all steps to execute all documents and do everything reasonably required by the other parties to give effect to the terms and intentions of this Deed.

10.	Each of the parties shall bear their own respective legal costs in respect of this Deed and all matters incidental thereto.

11.	This Deed is governed by and is to be interpreted under the laws of Victoria.

12.	The parties irrevocably and unconditionally:

12.1	submit to the non-exclusive jurisdiction of the courts of Victoria; and

12.2	waive any claim or objection based on absence of jurisdiction or inconvenient forum.

EXECUTED as a Deed.

EXECUTED by DIRACT PTY LTD

ATE DIRACT PNG TRUST by being

signed by ELIOT SILMAN its Sole

Director and Company Secretary

/s/ Eliot Silman	/s/ (signature)
Eliot Silman	Director
Director & Company Secretary

EXECUTED by KIBUSH CAPITAL

CORPORATION by being signed by its

authorised Officers:

/s/ Warren Sheppard
Director

EXECUTED by PARADISE GARDENS

DEVELOPMENT (PNG) LTD by being

signed by its authorised Officers:

/s/ Eliot Silman	/s/ David Bernard
Director	Director

EXECUTED by AQUA MINING (PNG)

LIMITED by being signed by its authorised

Officers:

/s/ Vincent Appo
Director

SIGNED SEALED AND DELIVERED	)
by the said ELIOT SILMAN in the	)	/s/ Eliot Silman
presence of:	)
[illegible]

SIGNED SEALED AND DELIVERED	)
by the said DAVID BERNARD in the	)	/s/ David Bernard
presence of:	)
A. Kovan

SIGNED SEALED AND DELIVERED	)
by the said WARREN SHEPPARD in the	)	/s/ Warren Sheppard
presence of	)
Patricia More

SIGNED SEALED AND DELIVERED	)
by the said TZVI AINSWORTH	)	/s/ Tzvi Ainsworth
in the presence of:	)